Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 41,524,211.00
Previously Paid Amount	0.00
Total Fee Amount	5,734.50
Total Offset Amount	0.00
Net Fee	$ 5,734.50